SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)..................July 31, 2000

                            TILDEN ASSOCIATES, INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)
         Delaware                    0001027484              11-3343019
--------------------------------------------------------------------------------

1325 Franklin Avenue, Suite 165,     Garden City, New York         11530
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) The Registrant's former Accountant, POLANSKY, KULBERG & CO., LLP was dismissed by the Registrant.

[P. 13034] CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         REG. SS.229.304.  ITEM 304. (A)(1)

         (ii) The principal accountant's report on the financial statements for the past year did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.(1)

         (iii) The principal decision to change accountants was recommended and approved by the Board of Directors.

-----------------
(1) The former Accountant did not prepare the Report for the year 1998. The Corporation has now retained the prior principal Accountant for the year 2000.

         (iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         (b) A new independent accountant has been engages as the principal accountants to audit the registrant's financial statements, who is identified as: Goldstein & Ganz, P.C., 98 Cutter Mill Road, Suite 364, Great Neck, New York 11021. The retention was made on August 1, 2000.

         (i) The registrant's newly retained accountant as above described who was retained to audit the registrant's financial statements, was the former engaged accountant for said purpose for conduct of the audit and reports for the calendar year 1998. There were no disagreements with said accountants in connection with the 1998 statement and the sole disagreement was in connection with the amount of professional fees paid. Said accountants were not retained for preparation of the 1999 audit and were succeeded by the accountants presently being discharged.

         (ii) The accountants for 1998 have now been engaged to conduct the independent audit of the registrant for the year 2000. The sensible basis for the retention of the new accountants to succeed the former accountants was again, not in any manner based upon any disagreements with either accounting firm but solely based upon consideration of the agreement of fees payable by the corporation for the professional services to be rendered. The registrant has provided the former accountant and present accountant with a copy of the disclosures is making a response to item 304(I)(a).

         (iii) A registrant has requested the former accountant to furnish the registrant with a letter addressed to the commission stating whether it agrees with the statements made by the registrant in response to items 304(a) and, if not, requiring said former accountant to state the respect in which it does not agree.

         (iv) The former accountants response letter has not been received at the time of the filing of this report, containing this disclosure and will be filed forthwith upon receipt from said former accountants.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TILDEN ASSOCIATES, INC.
                                     ------------------------------
                                     (Registrant)


Date: August 4, 2000                 By: /s/ ARTHUR SINGER
      ------------------------          ------------------------------
                                             ARTHUR SINGER
                                             Executive Vice President
                                             & Chief Operating Officer